EXHIBIT 99.1
JULY 31, 2020
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announces Second Quarter 2020 Results

Hammond, Louisiana, July 31, 2020 – First Guaranty Bancshares, Inc. ("First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter and year ending June 30, 2020.

First Guaranty Bancshares results for the second quarter of 2020 showed strong earnings in the first half of 2020.

The first six months of 2020 brought us into a new world. It is a new world of survival, of business, of banking. Survival in a new world requires bold action, decisive action, and intelligent action.

The Board of Directors of First Guaranty Bank led the Bank on a course which brought, not just survival, but success. Success as defined not only by $5,184,000 in net income for the 3 months ending June 30, 2020 and $9,009,000 over six months ending June 30, 2020 while at the same time increasing our loan loss provision by 28.3%, but, also, taking strong steps to ensure the safety of our communities and our team members.

Immediately after enacting relief loans to assist our customers, employees, and community members through the initial financial stress of the pandemic, the Board acted to secure an additional $100 million in funding to ensure that First Guaranty had the necessary liquidity to meet our customer’s demands should they arise. At the time, the Board acted quickly to invest that liquidity in corporate bonds and other securities to ensure that, not only were the borrowed funds earning money, but, that they were creating gains which would bolster our earnings and our capital. With these steps taken, First Guaranty then turned to the Payroll Protection Plan loans to help our business customers survive. First Guaranty extended over $115 million in Payroll Protection Plan loans to businesses in our communities to help ensure their survival.

As a result of the strong, affirmative steps taken, the assets of First Guaranty Bank increased by 15.1% between December 31, 2019 and June 30, 2020 from $2,117,216,000 to $2,436,625,000. Second quarter over second quarter, earnings increased by 61.3% between June 30, 2019 and June 30, 2020 from $3,213,000 for the quarter to $5,184,000 for the quarter. On the six-month period ending on June 30, earnings increased from 6,345,000 in 2019 to 9,009,000 in 2020, an increase of 42%. Earnings for the six-month period ending June 30,2020 reached $0.92 per share.

At the same time bold financial steps were being taken, First Guaranty Bank moved to provide for safety of its customers and employees. Steps such as dividing crucial management and operations into different locations to reduce the chance of infection and for Business continuity. We also implemented a telephone appointment system and provided screens to further protect employees and customers.

The result of six months of a new world and new challenges is that First Guaranty has continued to progress and move closer to shareholder value enhancement by strong earnings and a fortress balance sheet.

This report would not be complete without acknowledgment of and a bow to our Board of Directors and our staff in, not only performing, but excelling in times of great change and adversity.

Thank you for your support.

Sincerely,
Alton B. Lewis
President and CEO
First Guaranty, Bancshares, Inc.

About First Guaranty
First Guaranty, a Louisiana-based company, has approximately $2.4 billion in assets as of June 30, 2020 and provides personalized commercial banking services through 33 banking facilities located across Louisiana and Texas. For more information, visit www.fgb.net.
Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties, as described in our SEC filings, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which First Guaranty operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
First Guaranty wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. First Guaranty wishes to advise readers that the factors listed above could affect First Guaranty's financial performance and could cause First Guaranty's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. First Guaranty does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	June 30, 2020	December 31, 2019
Assets
Cash and cash equivalents:
Cash and due from banks	$236,365	$66,511
Federal funds sold	778	914
Cash and cash equivalents	237,143	67,425

Investment securities:
Available for sale, at fair value	450,538	339,937
Held to maturity, at cost (estimated fair value of $0 and $86,817 respectively)	—	86,579
Investment securities	450,538	426,516

Federal Home Loan Bank stock, at cost	3,336	3,308
Loans held for sale	280	—

Loans, net of unearned income	1,640,723	1,525,490
Less: allowance for loan losses	14,017	10,929
Net loans	1,626,706	1,514,561

Premises and equipment, net	58,680	56,464
Goodwill	13,072	12,942
Intangible assets, net	6,934	7,166
Other real estate, net	4,194	4,879
Accrued interest receivable	16,339	8,412
Other assets	19,403	15,543
Total Assets	$2,436,625	$2,117,216

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$434,306	$325,888
Interest-bearing demand	722,301	635,942
Savings	169,862	135,156
Time	794,529	756,027
Total deposits	2,120,998	1,853,013

Short-term advances from Federal Home Loan Bank	50,000	13,079
Repurchase agreements	6,569	6,840
Accrued interest payable	5,377	6,047
Long-term advances from Federal Home Loan Bank	3,443	3,533
Senior long-term debt	45,470	48,558
Junior subordinated debentures	14,757	14,737
Other liabilities	10,085	5,374
Total Liabilities	2,256,699	1,951,181

Shareholders' Equity
Common stock:
$1 par value - authorized 100,600,000 shares; issued 9,741,253 shares	9,741	9,741
Surplus	110,836	110,836
Retained earnings	49,175	43,283
Accumulated other comprehensive income	10,174	2,175
Total Shareholders' Equity	179,926	166,035
Total Liabilities and Shareholders' Equity	$2,436,625	$2,117,216
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share data)	2020	2019	2020	2019
Interest Income:
Loans (including fees)	$22,441	$19,920	$44,901	$38,402
Deposits with other banks	62	953	297	1,589
Securities (including FHLB stock)	2,814	2,565	5,557	5,422
Federal funds sold	—	1	—	1
Total Interest Income	25,317	23,439	50,755	45,414

Interest Expense:
Demand deposits	1,243	2,831	3,354	5,642
Savings deposits	32	142	148	280
Time deposits	4,439	4,356	8,998	8,363
Borrowings	763	408	1,492	834
Total Interest Expense	6,477	7,737	13,992	15,119

Net Interest Income	18,840	15,702	36,763	30,295
Less: Provision for loan losses	1,836	1,634	3,081	2,421
Net Interest Income after Provision for Loan Losses	17,004	14,068	33,682	27,874

Noninterest Income:
Service charges, commissions and fees	471	613	1,200	1,221
ATM and debit card fees	806	579	1,415	1,107
Net gains (losses) on securities	1,355	(14)	1,855	(416)
Net gains on sale of loans	278	53	295	64
Other	416	415	987	971
Total Noninterest Income	3,326	1,646	5,752	2,947

Noninterest Expense:
Salaries and employee benefits	7,536	6,146	14,935	12,108
Occupancy and equipment expense	1,865	1,530	3,694	3,015
Other	4,397	3,986	9,464	7,707
Total Noninterest Expense	13,798	11,662	28,093	22,830

Income Before Income Taxes	6,532	4,052	11,341	7,991
Less: Provision for income taxes	1,348	839	2,332	1,646
Net Income	$5,184	$3,213	$9,009	$6,345

Per Common Share:[1]
Earnings	$0.53	$0.33	$0.92	$0.65
Cash dividends paid	$0.16	$0.15	$0.32	$0.29

Weighted Average Common Shares Outstanding	9,741,253	9,687,123	9,741,253	9,687,123
See Notes to Consolidated Financial Statements
1 All share and per share amounts have been restated to reflect the ten percent stock dividend paid December 16, 2019 to shareholders of record as of December 9, 2019.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended June 30, 2020			Three Months Ended June 30, 2019
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$196,317	$62	0.13%	$164,965	$953	2.32%
Securities (including FHLB stock)	428,681	2,814	2.64%	360,936	2,565	2.85%
Federal funds sold	546	—	—%	406	1	0.26%
Loans held for sale	1,034	14	5.38%	829	16	7.74%
Loans, net of unearned income	1,617,920	22,427	5.58%	1,294,249	19,904	6.17%
Total interest-earning assets	2,244,498	$25,317	4.54%	1,821,385	$23,439	5.16%

Noninterest-earning assets:
Cash and due from banks	13,391			8,904
Premises and equipment, net	58,516			42,652
Other assets	38,316			14,069
Total Assets	$2,354,721			$1,887,010

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$687,978	$1,243	0.73%	$595,243	$2,831	1.91%
Savings deposits	158,987	32	0.08%	112,566	142	0.51%
Time deposits	794,256	4,439	2.23%	725,350	4,356	2.41%
Borrowings	121,813	763	2.62%	33,794	408	4.84%
Total interest-bearing liabilities	1,763,034	$6,477	1.48%	1,466,953	$7,737	2.12%

Noninterest-bearing liabilities:
Demand deposits	403,620			254,252
Other	13,140			8,977
Total Liabilities	2,179,794			1,730,182

Shareholders' equity	174,927			156,828
Total Liabilities and Shareholders' Equity	$2,354,721			$1,887,010
Net interest income		$18,840			$15,702

Net interest rate spread (1)			3.06%			3.04%
Net interest-earning assets (2)	$481,464			$354,432
Net interest margin (3), (4)			3.38%			3.46%

Average interest-earning assets to interest-bearing liabilities			127.31%			124.16%
(1) Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2) Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average total interest-earning assets.
(4) The tax adjusted net interest margin was 3.38% and 3.47% for the above periods ended June 30, 2020 and 2019 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended June 30, 2020 and 2019 respectively.
(5) Annualized.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Six Months Ended June 30, 2020			Six Months Ended June 30, 2019
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$144,561	$297	0.41%	$141,333	$1,589	2.27%
Securities (including FHLB stock)	421,199	5,557	2.65%	381,806	5,422	2.86%
Federal funds sold	559	—	—%	461	1	0.25%
Loans held for sale	628	17	5.46%	624	24	7.76%
Loans, net of unearned income	1,566,246	44,884	5.76%	1,285,338	38,378	6.02%
Total interest-earning assets	2,133,193	$50,755	4.78%	1,809,562	$45,414	5.06%

Noninterest-earning assets:
Cash and due from banks	12,886			9,009
Premises and equipment, net	57,829			41,800
Other assets	36,046			13,197
Total Assets	$2,239,954			$1,873,568

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$667,705	$3,354	1.01%	$599,720	$5,642	1.90%
Savings deposits	152,005	148	0.20%	111,355	280	0.51%
Time deposits	776,531	8,998	2.33%	716,138	8,363	2.36%
Borrowings	100,929	1,492	2.97%	34,150	834	4.93%
Total interest-bearing liabilities	1,697,170	$13,992	1.66%	1,461,363	$15,119	2.09%

Noninterest-bearing liabilities:
Demand deposits	357,891			250,594
Other	11,981			7,880
Total Liabilities	2,067,042			1,719,837

Shareholders' equity	172,912			153,731
Total Liabilities and Shareholders' Equity	$2,239,954			$1,873,568
Net interest income		$36,763			$30,295

Net interest rate spread (1)			3.12%			2.97%
Net interest-earning assets (2)	$436,023			$348,199
Net interest margin (3), (4)			3.47%			3.38%

Average interest-earning assets to interest-bearing liabilities			125.69%			123.83%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 3.47% and 3.39% for the above periods ended June 30, 2020 and 2019 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended June 30, 2020 and 2019 respectively.
(5)Annualized.

The following table summarizes the components of First Guaranty's loan portfolio as of June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019:

	June 30, 2020		March 31, 2020		December 31, 2019		September 30, 2019
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$128,051	7.8%	$125,201	8.1%	$172,247	11.3%	$157,980	12.2%
Farmland	25,691	1.6%	21,840	1.4%	22,741	1.5%	16,484	1.3%
1- 4 Family	283,162	17.2%	286,157	18.5%	289,635	18.9%	187,772	14.5%
Multifamily	25,997	1.6%	27,948	1.8%	23,973	1.6%	22,459	1.7%
Non-farm non-residential	671,969	40.8%	654,081	42.3%	616,536	40.3%	585,177	45.1%
Total Real Estate	1,134,870	69.0%	1,115,227	72.1%	1,125,132	73.6%	969,872	74.8%
Non-Real Estate:
Agricultural	33,884	2.0%	25,320	1.6%	26,710	1.8%	29,193	2.3%
Commercial and industrial	366,413	22.3%	298,185	19.3%	268,256	17.5%	213,993	16.5%
Consumer and other	111,293	6.7%	108,922	7.0%	108,868	7.1%	83,029	6.4%
Total Non-Real Estate	511,590	31.0%	432,427	27.9%	403,834	26.4%	326,215	25.2%
Total loans before unearned income	1,646,460	100.0%	1,547,654	100.0%	1,528,966	100.0%	1,296,087	100.0%
Unearned income	(5,737)		(3,522)		(3,476)		(3,176)
Total loans net of unearned income	$1,640,723		$1,544,132		$1,525,490		$1,292,911

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Nonaccrual loans:
Real Estate:
Construction and land development	$968	$901	$381	$390
Farmland	886	855	1,274	1,337
1- 4 family	5,744	4,347	2,759	1,975
Multifamily	—	—	—	—
Non-farm non-residential	8,082	4,638	4,646	745
Total Real Estate	15,680	10,741	9,060	4,447
Non-Real Estate:
Agricultural	4,895	4,480	4,800	4,842
Commercial and industrial	908	412	327	454
Consumer and other	271	273	216	1,155
Total Non-Real Estate	6,074	5,165	5,343	6,451
Total nonaccrual loans	21,754	15,906	14,403	10,898

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	311	414	48	—
Farmland	53	—	—	—
1- 4 family	2,088	1,203	923	2
Multifamily	—	—	—	—
Non-farm non-residential	5,219	5,056	1,603	184
Total Real Estate	7,671	6,673	2,574	186
Non-Real Estate:
Agricultural	332	46	—	—
Commercial and industrial	763	139	15	24
Consumer and other	63	58	50	128
Total Non-Real Estate	1,158	243	65	152
Total loans 90 days and greater delinquent & accruing	8,829	6,916	2,639	338

Total non-performing loans	30,583	22,822	17,042	11,236

Real Estate Owned:
Real Estate Loans:
Construction and land development	606	669	669	213
Farmland	—	—	—	—
1- 4 family	147	205	559	117
Multifamily	—	—	—	—
Non-farm non-residential	3,441	3,511	3,651	3,040
Total Real Estate	4,194	4,385	4,879	3,370
Non-Real Estate Loans:
Agricultural	—	—	—	—
Commercial and industrial	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	—	—	—	—
Total Real Estate Owned	4,194	4,385	4,879	3,370

Total non-performing assets	$34,777	$27,207	$21,921	$14,606

Non-performing assets to total loans	2.12%	1.76%	1.44%	1.13%
Non-performing assets to total assets	1.43%	1.21%	1.04%	0.81%
Non-performing loans to total loans	1.86%	1.48%	1.12%	0.87%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At June 30,	At December 31,
(in thousands except for share data and %)	2020	2019	2018	2017	2016
Tangible Common Equity
Total shareholders' equity	$179,926	$166,035	$147,284	$143,983	$124,349
Adjustments:
Goodwill	13,072	12,942	3,472	3,472	1,999
Acquisition intangibles	6,171	6,527	2,704	3,249	978
Tangible common equity	$160,683	$146,566	$141,108	$137,262	$121,372
Common shares outstanding[1]	9,741,253	9,741,253	9,687,123	9,687,123	9,205,635
Book value per common share[1]	$18.47	$17.04	$15.20	$14.86	$13.51
Tangible book value per common share[1]	$16.50	$15.05	$14.57	$14.17	$13.18
Tangible Assets
Total Assets	$2,436,625	$2,117,216	$1,817,211	$1,750,430	$1,500,946
Adjustments:
Goodwill	13,072	12,942	3,472	3,472	1,999
Acquisition intangibles	6,171	6,527	2,704	3,249	978
Tangible Assets	$2,417,382	$2,097,747	$1,811,035	$1,743,709	$1,497,969
Tangible common equity to tangible assets	6.65%	6.99%	7.79%	7.87%	8.10%
[1] All share amounts have been restated to reflect the ten percent stock dividend paid December 16, 2019 to shareholders of record as of December 9, 2019.